UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: October 6, 2011

(Date of earliest event reported)

SciClone Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19825	94-3116852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

950 Tower Lane, Suite 900, Foster City, CA		94404
(Address of principal executive offices)		(Zip Code)

(650) 358-3456

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                Other Events.

On October 12, 2011 SciClone Pharmaceuticals issued a press release announcing that on October 6, 2011, the California Superior Court for the County of San Mateo granted preliminary approval of the settlement of the consolidated derivative action against certain SciClone Pharmaceuticals current and former directors and officers, and against SciClone Pharmaceuticals as a nominal defendant, and that the Court had set a further hearing, currently scheduled for December 6, 2011, to consider final approval of the settlement. Pursuant to the Court’s order, the Company attaches hereto the Notice of Settlement as Exhibit 99.1 and the Stipulation of Settlement as Exhibit 99.2. The press release is attached hereto as Exhibit 99.3

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Notice of Proposed Settlement
99.2	Stipulation of Settlement
99.3	Press release dated October 12, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2011	SCICLONE PHARMACEUTICALS, INC.

	By:	/s/ Friedhelm Blobel
Friedhelm Blobel, Ph.D.
Chief Executive Officer